Lender Presentation November 18, 2013 Carol P. Lowe – Senior Vice President & CFO Tod S. Christie – Treasurer Exhibit 99.1

Safe Harbor and Regulation G Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,”
“could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W.R. Grace settlement, potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions.  A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions; changes in our raw material and energy costs; credit ratings; the success of restructuring plans; currency translation and devaluation effects, including Venezuela; the competitive environment; the effects of animal and food-related health issues; environmental matters; and regulatory actions and legal matters.  For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding
Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables and information provided in our earnings release.

Sealed Air Overview

A Company Focused on Sustainability
WHO WE ARE
We Re-imagine™ the industries we serve to create a world that feels, tastes and works better.
We deliver consistent, superior solutions in:
4
We help sustain healthy communities by ensuring the safety and quality of what people eat and drink by creating sustainable innovative solutions. These solutions provide measurable results to our business partners through increased shelf life, food
safety, operational efficiency and help in building their brands.
We help our customers win by minimizing damage, maximizing
efficiency and reducing cost with sustainable, engineered,
protective packaging solutions.
We create a cleaner and a healthier future by delivering to
customers integrated sustainable solutions that drive operational efficiency, improve performance, protect brands and enhance
end user experience and satisfaction.
(~49% of sales)
(~21% of sales)
(~28% of sales)

JANZ
7%
AMAT
11%
Latin
America
11%
Europe
32%
North
America
39%
Other
2%
Diversey
Care
28%
Product
Care
21%
Food
Care
49%
(2)
(1)
LTM $7.7B Diversified Revenue Base
By Geography By Businesses

(1) Asia, Middle East, Africa and Turkey.
(2) Japan, Australia, and New Zealand.

Net Sales
(1)
Credit Facility EBITDA
(1)
LTM Net Sales: $7,729M
LTM Credit Facility EBITDA:
$1,090M
% of
Net Sales (2)
12.7% 11.9% 14.7% 13.8% 13.1% 14.3% 14.5%
6
Discontinued Operations
Discontinued Operations
Net Sales and Credit Facility EBITDA
$235
$229
$279
$273
$8
$14
$13
$13
$243
$243
$292
$286
$242
$281
$281
Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13
$1,845
$1,924
$1,900
$73
$80
$79
$1,918
$2,004
$1,979  $1,978
$1,853
$1,962
$1,936
Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13
($ in million)
Note: Credit Facility EBITDA defined by Credit Facility agreement. Diversey Japan was divested during Q4 2012 and classified as discontinued operations during Q3 2012.
(1) Includes the results of the rigid medical packaging business. Please see Sealed Air’s November 13, 2013 press release for information about the sale of this business.
(2) Credit Facility EBITDA as a percentage of continuing operations / reported net sales.

UPDATE ON RESTRUCTURING PROGRAMS
Realigning Cost Structure
RESTRUCTURING
PROGRAMS
2012 – 2014
INTEGRATION &
OPTIMIZATION
2013 – 2015
EARNINGS QUALITY
IMPROVEMENT
Annualized Cost
Synergies and
Savings
Over $200M compared
to 2011
$80 - $110M compared
to 2012
Estimated Time of
Completion
End of 2014 End of 2015
Total Costs of
Program
Approx. $240M
(Excl. Approx. $30M
capex)
$130 - $150M
(Excl. Approx. $50M
capex)
Employee Head
Count Reduction
Approx.  1,700 Approx. 450

Financial Overview

Key Takeaways
THIRD QUARTER 2013

Q3 Performance Summary
• Sales $1.9B
– Up 2.0% as reported
– Up 2.7% constant currency
– Volume increased 1.2%
– Price/mix favorable 1.5%
• Adj. EBITDA: $282M, 14.6% of sales
Excluding SARs expense:
• Q3 2013 Adj. EBITDA: $290.7M, 15.0% of sales
• Q3 2012 Adj. EBITDA: $277.5M, 14.6% of sales
• Delivered year over year constant currency
sales growth in all regions except for
Europe
• Developing regions constant currency sales
increased 9%, accounting for 26% of total
net sales
• Favorable product price/mix across all
divisions and all regions, except Europe
• EBITDA margin expansion due to higher
volumes and cost savings initiatives
• Core Tax Rate of 23.3%
Reported U.S. GAAP Measures
Q3-13 Net Sales: $1.9B; Operating Profit: $140M
Q3-12 Net Sales: $1.9B; Operating Loss*: ($1.2B)
Q3-13 Effective tax rate: 24.6%
*Includes impairment of goodwill and certain intangible assets associated with the Diversey acquisition
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Q3 2013 Net Sales Bridge ($ in millions) Foreign Exchange Price/Mix -15 Q3 2012 Net Sales Q3 2013 Net Sales Volume 10 1,936 +23 +28 +2% 1,900

Q3 2013 Adj. EBITDA Bridge
($ in millions)
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
0
-6
-13
-1
6
+2.7%
275
22
282
Q3 2012
Adj.
EBITDA
Cost
Synergies
Volume
Mix & Price/
Cost Spread
SG&A/
Other
SARs Foreign
Exchange
Q3 2013
Adj.
EBITDA

SIGNIFICANT YoY IMPROVEMENT
YTD Free Cash Flow

($ in millions)
($ in millions) Nine Months Ended
September 30,
Free Cash Flow 2012 2013
U.S. GAAP Cash Flow from
Operating Activities
$       65 $     278
Capital Expenditures (98) (80)
Free Cash Flow $     (33) $     198
2012
Year-Over-Year Improvement
2013
Nine Months Ended September 30
• Higher net earnings
• Net Improvement in working capital metrics
• Lower Capital Expenditures
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
($33)
$198

Liquidity & Net Debt

($ in millions)
Liquidity Position
1,677
Net Debt
Lower net debt as a result of cash generated
from operating activities, partially offset by
dividend payments
777
700
200
Sept 2013
Cash & Cash Equivalents
Revolving Credit Facility
A/R Securitization
4,779
4,727
Dec 2012  Sept 2013
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Adjusted EBITDA: Approx. $1.055B
(Depreciation and Amortization: $310M; interest expense: $355M; non-cash profit sharing: $40M)
Net Sales: Approx. $7.7B or 1% YoY Growth
(includes approx. 1% unfavorable FX & approx. $100M expected contribution from rigid medical packaging business)
2013 Revised Outlook
Free Cash Flow: Approx. $375M
(assumes: $140M cash restructuring; $130M capex; $290M cash interest expense )
Note: Adjusted EBITDA, EPS and D&A guidance excludes the impact of special items, and assumes an estimated core tax rate of 20% – 23%.
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Adjusted EPS: $1.25 – $1.30
(includes approx. $0.04 per share expected contribution from rigid medical packaging business)

W.R. Grace Update

• Third Circuit Court of Appeals has rejected four of the five appeals, but we are still waiting on a decision related to objections to Grace’s plan brought by certain holders of Grace's pre-bankruptcy debt
• Grace indicated that it would expect to emerge from bankruptcy by the end of
January 2014 if the Third Circuit ruled on the lender appeal but that its emergence could be further delayed by 2 to 3 months if further appeals were filed; we cannot provide assurance that this timing will be correct or will not be revised
• Sealed Air is prepared to make its settlement payment once all funding conditions are met but has not waived any condition, including that Grace’s plan not be subject to appeal
•
We continue to monitor the bankruptcy process
•
Estimated cash liability of $925 million as of December 31, 2013 – partially offset by related tax benefits

Adjusted Debt Maturity

As of 9/30/13 ($ millions)
89
319
394
2
691
150
750
425
750
425
450
925
79
2013 2014 2015 2016 2017 2018 2019 2020 2021 2023 2033
W.R. Grace Settlement*
Senior Secured Credit Facilities (term loans) = $1.49B
Short Term Borrowings and Other Debt
Bonds = $2.95B
*Reflects estimated cash liability at December 31, 2013.  Exact timing of the resolution is unknown.
Note: As adjusted for November 15, 2013 pay down of Term Loan B.

Q&A

Appendix

Non-U.S. GAAP Reconciliation

Credit Facility EBITDA Reconciliation
(Unaudited)
(In Millions)
December 31, 2012 March 31, 2013 June 30, 2013 September 30, 2013
U.S. GAAP net earnings from continuing operations (10.9) $                     2.7 $                        56.3 $                      37.7 $
Special items 109.2 51.4 19.0 46.7
U.S. GAAP adjusted net earnings from continuing operations 98.3 $                      54.1 $                      75.3 $                      84.4 $
Interest Expense 93.5 90.8 89.7 88.9
Income tax provision (benefit) (2.6) (8.5) 23.5 25.6
189.2 $                    136.4 $                    188.5 $                    198.9 $
Depreciation and amortization 73.1 80.5 82.6 73.5
Non-cash profit sharing expense 4.6 9.9 10.0 9.7
Write down of non-strategic assets, included in depreciation and amortization - - (4.8) (0.1)
Total non-U.S. GAAP adjusted EBITDA 266.9 $                    226.8 $                    276.3 $                    282.0 $
Less: Stock appreciation rights - - (0.1) (8.7)
Less: Cash portion on loss on debt redemption (6.4) - - -
Less: European manufacturing facility closure charges (0.8) - - -
Less: Settlement agreement related costs (0.1) - - -
Less: Legacy Diversey non-recurring restructuring charges (1.8) - - -
Add: Non cash contributons - Pensions 5.3 4.6 4.6 4.6
Add: Commissions, fees and expenses paid in cash in connection with the repayment of any Indebtedness, any Permitted Acquisition, any Disposition, any Debt Incurrence, the
Transactions or any equity issuance 7.4 10.4 - -
Add: EBITDA from discontinued operations 13.0 - - -
Add: EBITDA (loss) from unrestricted subsidiaries 3.5 1.9 1.4 0.6
Other (1.5) (1.7) (1.5) 2.8
Total Credit Facility EBITDA 285.5 $                    242.0 $                    280.7 $                    281.3 $
Three months ended,
Please see Sealed Air’s 10-Q filed on November 8, 2013 for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
Non-U.S. GAAP adjusted EBIT - continuing operations